AMENDED AND RESTATED
TRADEMARK AND SYSTEM LICENSE AGREEMENT

AMENDED AND RESTATED TRADEMARK AND SYSTEM LICENSE AGREEMENT (this “Agreement”), dated as of September 15, 2008, between Planet Beach Brands, LLC, a Louisiana Limited Liability Company with its principal place of business at 920 Poeyfarre, Ph.3, New Orleans, LA, 70130 (“Licensor”) and Planet Beach Franchising Corporation, a Nevada corporation (formerly a Louisiana corporation) with its principal place of business at 5145 Taravella Road, Marrero, LA 70072 (“Licensee”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Original Agreement (as defined below).

BACKGROUND

Licensor and Licensee entered into a certain Trademark and System License Agreement dated as of April 10, 2007 (the “Original Agreement”). Under the Original Agreement, Licensor licensed to Licensee a proprietary business system for the distribution of Tanning and Spa Services and related products, the distinguishing characteristics of which include recognized designs, color schemes, copyrighted materials, management and operational procedures and standards and specifications for product quality, store appearance and customer services (collectively, the “System”). Under the Original Agreement, Licensor also licensed to licensee the mark “Planet Beach” and other trademarks, service marks, logos and other indicia of origin which Licensor has designated or may in the future designate for use in connection with the System, including the marks listed on Attachment A hereto (the “Proprietary Marks”).

Licensor and Licensee desire to amend and restate certain terms of the Original Agreement to expand the rights granted to Licensee to use the Proprietary Marks and the System in exchange for the issuance by Licensee to Licensor of 5,626,604 shares of Series A Preferred Stock.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual premises and covenants contained herein, the Original Agreement is amended and restated and the parties hereto agree as follows:

1. Issuance of Series A Preferred Stock; Investment Representations.

1.1 Issuance of Series A Preferred Stock. In consideration of the expanded rights granted to Licensee in this Agreement and for the additional payment by the Licensor of an amount equal to the par value for each share of Series A Preferred Stock granted to the Licensor, Licensee shall immediately issue to the Licensor 5,626,604 shares (the “Shares”) of the Licensee’s Series A Preferred Stock.

1.2 Investment Representations. Licensor represents and warrants to Licensee that:

(a) Licensor, or all of the Licensor’s stockholders, are “Accredited Investors” as defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”).

(b) The Shares are being acquired by Licensor for its own account, for investment purposes and not with a view to the sale or distribution of all or any part of the Shares, nor with any present intention to sell or in any way distribute the same, as those terms are used in the Act, and the rules and regulations promulgated thereunder.

(c) Licensor has sufficient knowledge and experience in financial matters so as to be capable of evaluating the merits and risks of purchasing the Shares.

(d) Licensor has reviewed copies of such documents and other information as Licensor has deemed necessary in order to make an informed investment decision with respect to its purchase of the Shares.

(e) Licensor understands that the Shares may not be sold, transferred or otherwise disposed of without registration under the Act or the availability of an exemption therefrom and further understands that there are transfer restrictions contained in the certificate of designations for the Shares that permit transfers only in very limited circumstances.

(f) Licensor understands and has the financial capability of assuming the economic risk of an investment in the Shares for an indefinite period of time.

(g) Licensor has been advised by the Licensee that Licensor will not be able to dispose of the Shares, or any interest therein, without first complying with the relevant provisions of the Act and any applicable state securities laws and any other applicable transfer restrictions.

(h) Licensor understands that the provisions of Rule 144 promulgated under the Act, permitting the routine sales of the securities of certain issuers subject to the terms and conditions thereof, are not currently, and may not hereafter be, available with respect to the Shares.

(i) Licensor acknowledges that the Seller is under no obligation to register the Shares or to furnish any information or take any other action to assist Licensor in complying with the terms and conditions of any exemption which might be available under the Act or any state securities laws with respect to sales of the Shares in the future.

2. Grant of Rights.

Licensor hereby grants to Licensee, subject to the following terms and conditions, an exclusive, worldwide, royalty free, license (with right to sublicense) to use the Proprietary Marks and the System as now designated or designated in the future, and to license others to use the Proprietary Marks and the System as franchisees of Licensee.

3. Term and Termination.

3.1 The term of this Agreement is ten (10) years and shall automatically renew for successive ten (10) year terms until terminated pursuant to the provisions herein.

3.2 Licensor may terminate this Agreement, if Licensee breaches this Agreement and fails to cure such breach within sixty (60) days following the receipt of written notice from Licensor specifying in detail the nature of the breach.

3.3 Licensee may terminate this Agreement at any time, with or without cause, upon sixty (60) days written notice to Licensor.

Upon termination of this Agreement by either party, Licensor shall assume all of Licensee’s rights and obligations regarding the Proprietary Marks and the System under any franchise agreements then in effect.

4. Quality Control.

4.1 Licensee agrees that all goods sold and services performed under the Proprietary Marks and the System shall be of a quality equal to or higher than the products it presently sells under any other trademark. Licensor and its agents have the right, during Licensee’s normal business hours, to inspect the premises in which any services are rendered under the Proprietary Marks and the System and to inspect and evaluate such services, at Licensor’s sole expense, to determine whether such services comply with the quality control standards set forth herein.

4.2 Licensor has the right to approve of any proposed uses of the Proprietary Marks and the Systems by Licensee and its franchisees.

4.3 Licensor has the right to review and approve all labeling, advertising, displays and other items on which the Proprietary Marks appear prior to the use of such items by Licensee or its franchisees. Licensor acknowledges that if it does not exercise its approval rights within fifteen (15) business days of the estimated launch of an applicable advertising or labeling campaign, such advertising or labeling shall be deemed approved. Licensee agrees that it will not use, nor permit its franchisees to use, any items which have been disapproved by Licensor.

5. Duties of Licensor and Licensee.

5.1 Licensee acknowledges that Licensor is the owner of all right, title and interest in and to the Proprietary Marks and the System, including without limitation the marks identified in Attachment A to this Agreement, and that Licensee’s use of the Proprietary Marks and the System creates in Licensee no rights in said mark other than those set forth herein.

5.2 Licensor shall execute and maintain all documents, registrations, updates, maintenance and renewals reasonably necessary at any time now or in the future to maintain the continued validity or enforceability of and to fully effect and perfect ownership and license rights in and to the Proprietary Marks and the System.

5.3 Licensee shall not challenge or, directly or indirectly, assert any right, title or interest in or to the Proprietary Marks and the System or any application for registration or registration thereof.

5.4 At the request of Licensor, Licensee shall execute and deliver all documents which Licensor deems reasonably necessary or appropriate to maintain any registration Licensor has or may obtain of the Proprietary Marks and the System, or to facilitate the making or granting of an application for registration of said mark.

6. Enforcement/Litigation.

6.1 Licensee agrees to inform Licensor promptly in writing of (a) any infringement or instance of unfair competition of which Licensee may become aware involving the Proprietary Marks and the System, (b) any challenge to Licensee's use of the Proprietary Marks and the System, and (c) any claim of which Licensee may become aware by any person to any right in the Proprietary Marks and the System.

6.2 Licensee acknowledges that, notwithstanding any provision of any franchise agreement, Licensor has the right to direct and control any negotiation, administrative proceeding, or litigation involving the Proprietary Marks or the System, including any settlement thereof.

6.3 Notwithstanding the foregoing, Licensor shall, upon written request by Licensee, take action against uses by others that may constitute infringement of the Proprietary Marks and the System. Licensee shall assist and cooperate with Licensor by, among other things, furnishing such documentary evidence and oral testimony relating to Licensee's use of the Proprietary Marks and the System as Licensor may request.

6.4 Except to the extent that litigation arises out of Licensee’s or its franchisee’s use of the Proprietary Marks and the System in a manner not authorized by this Agreement, Licensor agrees to reimburse Licensee and its franchisee for all costs incurred by such defense of its rights under this Agreement.

7. Compliance with Laws.

The parties shall comply with all governmental laws, regulations, decrees and their equivalent pertaining to the manufacturing, offering for sale, sale, advertising and distribution of the goods and services pursuant to this Agreement.

8. Indemnification.

Licensor agrees, at Licensor’s sole expense, to defend, indemnify and hold harmless Licensee, its franchisees, agents, officers and affiliates against any and all actions, claims, costs, damages or expenses which may be brought against or incurred by Licensee as a result of any claims that the Proprietary Marks or the System infringe upon the intellectual property rights of any third party. Further, Licensor agrees to indemnify, defend and hold harmless Licensee, its franchisees, agents, officers and affiliates against all actions, claims, costs, damages or expenses arising out of Licensee’s use of the Proprietary Marks or the System in accordance with the terms of this Agreement.

9. Assignment and Transfer.

Except for Licensee’s ability to sublicense as set forth in this Agreement, neither party shall assign or transfer the license that is the subject of this Agreement without the prior written consent of the other party, which shall not be unreasonably withheld.

10. Modification; Waiver.

10.1 This Agreement constitutes the entire Agreement between Licensor and Licensee concerning the subject matter hereof and supersedes any prior agreements. No change, amendment or modification of any provision of this Agreement shall be valid unless set forth in a written instrument signed by both parties.

10.2 Any failure by either party to enforce any provision of this Agreement shall not constitute a waiver of such party’s rights therein.

11. Governing Law

This Agreement shall be governed by and construed under the laws of the State of Louisiana without regard to its conflicts of laws provisions. The exclusive forum for any actions arising out of or relating to this Agreement shall be the appropriate state or federal court sitting in the State of Louisiana.

12. Notice.

Any and all notices required or permitted under this Agreement shall be in writing and shall be personally delivered, sent by registered mail, or sent by other means which affords the sender evidence of delivery or attempted delivery, by one party to the other at its address as set forth above. Any notice by a means which affords the sender evidence of delivery or attempted delivery shall be deemed to have been given and received at the date and time of receipt or attempted delivery.

13. Binding Effect.

This Agreement is binding upon the parties, their successors and assigns.

14. Severability.

If the application of any provision or provisions of this Agreement to any particular facts of circumstances is held to be invalid or unenforceable by any court of competent jurisdiction, then (a) the validity and enforceability of such provision or provisions as applied to any other particular facts or circumstances and the validity of other provisions of this Agreement will not in any way be affected or impaired thereby, and (b) such provision or provisions will be reformed without further action by the parties hereto and only to the extent necessary to make such provision or provisions valid and enforceable when applied to such particular facts and circumstances.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

PLANET BEACH BRANDS, LLC	PLANET BEACH FRANCHISING CORPORATION

By: /s/ Stephen Smith	By: /s/ Richard Juka

Name: Stephen Smith	Name: Richard Juka

Title: President and CEO	Title: Senior Vice President

ATTACHMENT “A”

AMENDED AND RESTATED TRADEMARK AND SYSTEM LICENSE AGREEMENT

As of the date of execution of the Agreement, the following trademarks have been assigned:

■	Planet Beach Tanning • Spa Our Solar System Revolves Around You
○	Serial Number 78634814
○	Registration Number 3195152
○	Filing Date May 23, 2005

■	Planet Beach (design mark)
○	Serial Number 78375849
○	Registration Number 2991967
○	Filing Date February 28, 2004

■	Planet Beach (word mark)
○	Serial Number 78065851
○	Registration Number 2585483
○	Filing Date May 25, 2001

■	Planet Beach (word mark)
○	Serial Number 75174400
○	Registration Number 2070046
○	Filing Date September 30, 1996

■	Planet Beach (design mark)
○	Serial Number 77123653
○	Registration Number - Pending
○	Filing Date March 6, 2007

■	Contempo Spa (word mark)
○	Serial Number 78800194
○	Registration Number 3299750
○	Filing Date January 26, 2006

■	Luminous Facial
○	Serial Number 78819634
○	Registration Number 3327379
○	Filing Date February 21, 2006

■	Fusion Facial
○	Serial Number 78891350
○	Registration Number - Pending
○	Filing Date May 24, 2006

○	Australia:
○	Planet Beach (word mark)
○	Serial Number
○	Registration Number 871469
○	Filing Date April 3, 2001
○	Owner: Planet Beach Tanning Salons, Inc. (Has not been assigned)
○
○	European Union
○	Planet Beach (word mark)
○	Serial Number 23254495
○	Registration Number 2154995
○	Filing Date March 30, 2001
○
○	New Zealand:
○	Planet Beach (word mark)
○	Serial Number
○	Registration Number 635448
○	Filing Date April 5, 2001
○
○	Planet Beach (word mark)
○	Serial Number
○	Registration Number 635449
○	Filing Date April 5, 2001
○
○	Planet Beach (word mark)
○	Serial Number
○	Registration Number 635450
○	Filing Date April 5, 2001
○
○	Planet Beach (design mark)
○	Serial Number
○	Registration Number
○	Application Number 788963
○	Filing Date May 9, 2008
○
○	Argentina:
○	Planet Beach (word mark)
○	Serial Number 2.335.481
○	Awaiting application details
○
○	Planet Beach (word mark)
○	Serial Number 2.335.482
○	Awaiting application details
○
○	Planet Beach (design mark)

○	Application Numbers: 2824657
○	2824658
○	2824659
○	Filing Date:
○
○	Canada
○	Planet Beach (word mark)
○	Serial Number 0836152
○	Registration Number TMA 505772
○	Filing Date February 10, 1997
○
○	Contempo Spa
○	Serial Number 1391123
○	Registration Number
○	Filing Date April 11, 2008
○
○	Planet Beach (design mark)
○	Serial Number 1395123
○	Registration Number
○	Filing Date May 12, 2008
○
○	Japan
○	Planet Beach (word mark)
○	Serial Number
○	Registration Number
○	Application # 2008-012826
○	Filing Date February 22, 2008
○
○	Contempo Spa (word mark)
○	Serial Number
○	Registration Number
○	Application # 2008-012827
○	Filing Date February 22, 2008
○
○	Mexico
○	Planet Beach (word mark)
○	Serial Number
○	Registration Number 711278
○	Filing Date April 18, 2001
○	Has not been assigned to PBB, LLC
○
○	Planet Beach (word mark)
○	Serial Number
○	Registration Number 709069
○	Filing Date April 18, 2001

○	Has not been assigned to PBB, LLC
○
○	Venezuela:
○	Planet Beach (word mark)
○	Serial Number 17519-01
○	Registration Number
○	Filing Date September 27, 2001
○	Has not been assigned to PBB, LLC
○
○	Planet Beach (word mark)
○	Serial Number 2942-02
○	Registration Number
○	Filing Date February 27, 2002
○	Has not been assigned to PBB,LLC
○
○	Planet Beach (design mark)
○	Serial Number
○	Registration Number
○	Application Number(s):
○	8963-08
○	8964-08
○	8965-08
○	Filing Date

Vietnam:
Planet Beach (word mark)
Serial Number
Registration Number
Application Number 4-2008-05972
Filing Date March 24, 2008

Contempo Spa (word mark)
Serial Number
Registration Number
Application Number 4-2008-05973
Filing Date March 24, 2008

South Africa
Planet Beach (design mark)
Serial Number
Registration Number
Application Number(s)
2008/10632
2008/10633
2008/10634
Filing Date